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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 2-77846,
No. 2-81123, No. 2-95446, No. 33-12633, No. 33-27885, No. 33-45432, No. 0-10824,
No. 03-361191, No. 333-30617, No. 333-15935 and No. 333-49069.

                                            /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------------
                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 20, 1998